Provisions and other non-current liabilities	12 Months Ended
Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Provisions and other non-current liabilities	Provisions and other non-current liabilities
The below table provides details related to Provisions and other non-current liabilities as of December 31, 2022 and 2021:

($ millions)	Note	2022	2021
Accrued liability for employee benefits:
Defined benefit pension plans	22	175	295
Other long-term employee benefits and deferred compensation		160	177
Other post-employment benefits	22	221	300
Provisions for litigation and other legal matters		—	—
Contingent consideration	17	98	112
Other non-current liabilities		132	56
Total provisions and other non-current liabilities		786	940
Alcon believes that its total provisions are adequate based upon currently available information. However, given the inherent difficulties in estimating liabilities in this area, Alcon may incur additional costs beyond the amounts provided. Management believes that such additional amounts, if any, would not be material to Alcon's financial condition but could be material to the results of operations or cash flows in a given period.
Provisions for litigation and other legal matters
Alcon has established provisions for certain litigation and other legal matters, where a potential cash outflow is probable and a reliable estimate can be made of the amount of the outflow. These provisions represent the current best estimate of the total financial effect for these matters. Potential cash outflows reflected in a provision may be fully or partially offset by insurance in certain circumstances.
Alcon has not established provisions for potential damage awards for certain additional legal claims if Alcon currently believes that a payment is either not probable or cannot be reliably estimated. A number of other legal matters are in such early stages or the issues presented are such that Alcon has not made any provisions since it cannot currently estimate either a potential outcome or the amount of any potential losses. For these reasons, among others, Alcon generally is unable to make a reliable estimate of possible loss with respect to such cases. It is therefore not practicable to provide information about the potential financial impact of those cases.
There might also be cases for which Alcon was able to make a reliable estimate of the possible loss or the range of possible loss, but Alcon believes that publication of such information on a case-by-case basis would prejudice Alcon's position in ongoing legal proceedings or in any related settlement discussions. Accordingly, in such cases, information would be disclosed with respect to the nature of the contingency, but no disclosure is provided as to an estimate of the possible loss or range of possible loss.
Note 25 contains additional information on contingencies.
Summary of significant legal proceedings
A number of Alcon companies are, and will likely continue to be, subject to various legal proceedings and investigations that arise from time to time, including proceedings regarding product liability, sales and marketing practices, commercial disputes, employment, wrongful discharge, antitrust, securities, health and safety, environmental, tax, international trade, privacy, intellectual property, including under the Hatch-Waxman Act, and anti-bribery matters such as those under the Foreign Corrupt Practices Act of 1977 ("FCPA"), as amended.
As a result, Alcon may become subject to substantial liabilities that may not be covered by insurance and could affect Alcon's business, financial position and reputation. While Alcon does not believe that any of these legal proceedings will have a material adverse effect on its financial position, litigation is inherently unpredictable and large judgments sometimes occur. As a consequence, Alcon may in the future incur judgments or enter into settlements of claims that could have a material adverse effect on its results of operations or cash flow. The following is a summary as of February 27, 2023 of significant legal proceedings to which Alcon or its subsidiaries were or are currently a party.
Contact lenses class actions
Beginning in the first quarter of 2015, more than 50 class action complaints were filed in several courts across the US naming as defendants contact lens manufacturers, including Alcon, and alleging violations of federal antitrust law, as well as the antitrust, consumer protection and unfair competition laws of various states, in connection with the implementation of unilateral price policies by the defendants in the sale of contact lenses. The cases were consolidated in the Middle District of Florida by the Judicial Panel on Multidistrict Litigation. On March 23, 2022, Alcon entered a settlement agreement under which it admitted no liability and subsequently paid $20 million into a common fund for eligible members of a class consisting of retail purchasers of contact lenses that were subject to a unilateral price policy. In exchange, Alcon obtained a release of all claims asserted against it by the class during the third quarter of 2022. On October 12, 2022, the court approved Alcon's settlement of this matter and the case is now concluded.
Hatch-Waxman patent litigation
From time to time, Alcon is a party to certain patent infringement proceedings in the US in connection with Notices of Paragraph IV Certification under the Hatch-Waxman Act received from third-party generic manufacturers respecting their applications for generic versions of certain products sold by or on behalf of Alcon, including Simbrinza, Pataday, Rhopressa and Rocklatan, or other similar suits.
During the third quarter of 2022, Alcon received a Paragraph IV Certification Letter under the Hatch-Waxman Act notifying Alcon that a generic drug company filed an application with the FDA seeking pre-patent expiry approval to sell a generic version of Simbrinza (brinzolamide/brimonidine tartrate ophthalmic suspension) 1%/0.2%. In October 2022, Alcon filed a patent infringement lawsuit in the US District Court for the District of Delaware against that generic drug company. The lawsuit, which asserts two patents, automatically stays FDA approval of the generic drug application for up to 30 months from receipt of the Paragraph IV Certification Letter (or earlier if the court renders a decision adverse to Alcon). The court has entered a schedule that sets trial for October 2024. Alcon intends to defend its patents in this case vigorously.
On January 31, 2022, prior to Alcon's acquisition of Aerie, Aerie received three Paragraph IV Certification Letters under the Hatch-Waxman Act notifying Aerie that three generic drug companies had filed applications to the FDA seeking pre-patent expiry approval to sell generic versions of Rhopressa and/or Rocklatan. On March 14, 2022, Aerie filed patent infringement lawsuits in the US District Court for the District of New Jersey against those generic drug companies. These lawsuits automatically stay FDA approval of the generic drug applications for up to 30 months from receipt of the respective Paragraph IV Certification Letters (or earlier if a court renders a decision adverse to Alcon). The lawsuits have been consolidated into a single case with a trial scheduled for January 2025. Alcon intends to defend its patents in this case vigorously.
JJSVI patent dispute
On June 23, 2020, Johnson & Johnson Surgical Vision, Inc. ("JJSVI"), acting through its subsidiaries, filed a patent infringement action in the US District Court in Delaware alleging that the manufacture, use, sale, offer for sale, and/or importation of Alcon’s LenSx Laser System willfully infringes, directly and/or indirectly, one or more claims of 12 US patents. JJSVI subsequently amended its complaint to include copyright infringement claims relating to, among other things, source code used in the LenSx Laser System as well as additional claims of patent infringement. Also beginning on June 23, 2020, JJSVI filed claims in Mannheim, Germany, alleging that Alcon directly infringes certain European patents through its manufacture and sale of LenSx. In these cases, JJSVI sought monetary and injunctive relief. Alcon defended all of these cases vigorously and asserted various patent infringement and invalidity claims against JJSVI in Europe and the US. Prior to the trial on the copyright claims in the Delaware action set for February 2023, the parties entered into a confidential settlement agreement to resolve all of the pending legal proceedings described above. As part of that resolution, the parties exchanged cross-licenses of certain intellectual property and other mutually agreed covenants and releases, and Alcon agreed to make a one-time payment to JJSVI of $199 million, which was accrued as of December 31, 2022, for those rights and to resolve the parties’ various worldwide intellectual property disputes concerning such devices.
Hoya patent dispute
On December 11, 2020, Hoya Corporation and one of its affiliates filed suit against Alcon in the US District Court for the Northern District of Texas alleging that Alcon's UltraSert Pre-Loaded Delivery System infringes six of Hoya's US patents. The court denied in part Alcon’s motion to dismiss Hoya’s complaint on September 20, 2021. Trial is set for February 2024. Alcon intends to defend the case vigorously.
Asia / Russia investigation
In 2017 and 2018, Alcon and Novartis Group companies, as well as certain present and former executives and associates of Alcon and Novartis, received document requests and subpoenas from the US Department of Justice (“DoJ”) and the SEC requesting information concerning Alcon accounting, internal controls and business practices in Asia and Russia, including revenue recognition for surgical equipment and related products and services and relationships with third party distributors, both before and after Alcon became part of the Novartis Group. The Investigations by the DoJ and the SEC have concluded. On June 25, 2020, Alcon entered into a three-year Deferred Prosecution Agreement with the DoJ regarding a charge that Alcon Pte Ltd. conspired to falsify financial books and records in violation of the US FCPA. The charge relates to payments made by a former distributor to health care providers in Vietnam between 2007 and 2014. Alcon agreed to pay the DoJ a penalty of $8.925 million, for which Novartis has indemnified Alcon.
Litigation and other legal matters provision movements

($ millions)	2022	2021	2020
January 1	53	—	—
Additions to provisions	175	54	9
Cash payments	(21)	(1)	(9)
Releases of provisions	(1)	—	—
December 31	206	53	—
Less current portion	(206)	(53)	—
Non-current provisions for litigation and other legal matters at December 31	—	—	—
Alcon believes that its total provisions for litigation and other legal matters are adequate based upon currently available information. However, given the inherent difficulties in estimating liabilities, additional liabilities and costs may be incurred beyond the amounts provided.
Provisions and other current liabilities
The following table provides details related to Provisions and other current liabilities as of December 31, 2022 and 2021:

($ millions)	Note	2022	2021
Accruals for compensation and benefits including social security		465	489
Accruals for deductions from revenue		386	264
Deferred income		89	108
Taxes other than income taxes		98	93
Restructuring provisions		64	17
Accrued expenses for goods and services received but not invoiced		95	76
Accruals for royalties		12	10
Provisions for litigation and other legal matters	18	206	53
Accrued equity-based payments		12	14
Accrued interest on financial debts		31	19
Other payables		66	58
Total provisions and other current liabilities		1,524	1,201
Provisions and accruals are based upon management's best estimate and adjusted for actual experience. Such adjustments to the historical estimates have not been material.
Accruals for deductions from revenue
The following table shows the movement of accruals for deductions from revenue:

($ millions)	2022	2021	2020
January 1	264	217	212
Additions	878	677	540
Impact of business combination	86	—	—
Payments/utilizations	(829)	(619)	(537)
Changes in offset against gross trade receivables	(3)	(5)	(2)
Currency translation effects	(10)	(6)	4
December 31	386	264	217
Restructuring provisions
The following table shows the movement of restructuring provisions:

($ millions)	2022	2021	2020
January 1	17	10	28
Additions	72	21	22
Cash payments	(24)	(14)	(40)
Releases	(1)	—	—
December 31	64	17	10
In 2022, 2021 and 2020, additions to restructuring provisions of $72 million, $21 million and $22 million, respectively, were primarily related to the multi-year transformation program initially announced by Alcon on November 19, 2019 and subsequently expanded as announced on November 15, 2022. The costs were mainly related to accrued severance for the associates whose positions will be eliminated.